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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004


                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): January 13, 2005



                          EXTENDED SYSTEMS INCORPORATED
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             (Exact name of Registrant as specified in its charter)



            DELAWARE                    000-23597              82-0399670
-------------------------------        -----------          ----------------
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)



                            5777 NORTH MEEKER AVENUE
                               BOISE, IDAHO 83713
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (208) 322-7575
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On January 13, 2005, Extended Systems Incorporated (the "Registrant") issued a press release updating its revenue and earnings expectations for its second fiscal quarter ended December 31, 2004. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

        (c)   Exhibits.

              EXHIBIT        DESCRIPTION
              -------        -----------

               99.1 Press release dated January 13, 2005 of Extended Systems Incorporated
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                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  January 19, 2005                        EXTENDED SYSTEMS INCORPORATED


                                               By: /s/ VALERIE A. HEUSINKVELD
                                                   --------------------------
                                                   Valerie A. Heusinkveld
                                                   Chief Financial Officer




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                                  EXHIBIT INDEX
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Exhibit
Number
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 99.1               Press release dated January 13, 2005 of Extended Systems
                    Incorporated.